UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 1, 2015

Date of Report

(Date of earliest event reported)

JMP GROUP LLC

(Exact name of registrant as specified in its governing document)

Delaware	333-198264	47-1632931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Montgomery Street, Suite 1100 San Francisco, CA	94111
(Address of principal executive offices)	(Zip Code)

(415) 835-8900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On January 1, 2015, pursuant to the Agreement and Plan of Merger, dated August 20, 2014, by and among JMP Group LLC, a Delaware limited liability company (“JMP LLC”), JMP Group Inc., a Delaware corporation (the “Company”), and JMP Merger Corp., a Delaware Corporation and wholly-owned subsidiary of JMP LLC (“Merger Corp.”), Merger Corp. merged with and into the Company with the Company as the surviving entity (the “Merger”). See Item 2.01 (Completion of Acquisition or Disposition of Assets) below for more information on the Merger. Entry into the Merger Agreement was previously announced by the Company in its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) on August 20, 2014, and stockholder approval of the Merger was previously announced by the Company in its Current Report on Form 8-K filed with the SEC on December 2, 2014. This Current Report on Form 8-K (the “Form 8-K”) is being filed for the purpose of establishing JMP LLC as the successor issuer with respect to the Company’s Common Stock pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to disclose certain related matters, including the consummation of the Merger and effectiveness of the Third Supplemental Indenture (as defined below). Pursuant to Rule 12g-3(a) under the Exchange Act, the shares representing limited liability interests in JMP LLC (“LLC Shares”), as the successor issuer to the Company, are deemed registered under Section 12(b) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

On January 1, 2015, the Company became a wholly-owned subsidiary of JMP LLC as a result of the Merger, and the Third Supplemental Indenture, dated as of October 15, 2014 (the “Third Supplemental Indenture”), among the Company, JMP LLC and JMP Investment Holdings LLC, as guarantors (the “Guarantors”), and U.S. Bank National Association, as trustee (the “Trustee”), became effective. Under the Third Supplemental Indenture, the Guarantors have jointly and severally provided a full and unconditional guarantee (the “Guarantee”) of the due and punctual payment of the principal and interest on the Company’s 8.00% Senior Notes due 2023 (the “2023 Notes”) and 7.25% Senior Notes due 2021 (the “2021 Notes”), and the due and punctual payment or performance of all other obligations of the Company under the Indenture, dated as of January 24, 2013, between the Company and the Trustee, as supplemented by a First Supplemental Indenture, dated as of January 25, 2013 (the “First Supplemental Indenture”), a Second Supplemental Indenture, dated as of January 29, 2014 (the “Second Supplemental Indenture”) and the Third Supplemental Indenture (as so supplemented, the “Indenture”). The Third Supplemental Indenture also (i) amended the liquidity covenant and certain reporting obligations related thereto under the Indenture, and (ii) added events of default to the Indenture relating to the Guarantors, including denial by either Guarantor of its respective obligations relating to the Guarantee or the unenforceability or invalidity of the Guarantee, except as permitted by the Indenture.

The foregoing description of the Third Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Supplemental Indenture which is filed as Exhibit 4.2 hereto and incorporated by reference herein. The foregoing description of the Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture dated as of January 24, 2013, and the First Supplemental Indenture, which were filed with as Exhibits 4.1 and 4.2, respectively, to the Company’s Form 8-K filed with the SEC on January 24, 2013, and the Second Supplemental Indenture, which was filed as Exhibit 4.1 to the Company’s Form 8-K filed with the SEC on January 30, 2014.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On January 1, 2015, the Company completed the Merger and, in accordance with the Merger Agreement, Merger Corp. merged with and into the Company, with the Company continuing as the surviving entity and a wholly-owned subsidiary of JMP LLC. Consequently, JMP LLC replaced the Company as the publicly traded company. Pursuant to the Merger Agreement, each share of the Company’s common stock, par value $0.001 per share (the “Common Stock”), issued and outstanding immediately prior to the Merger, and each share of Common Stock held in the treasury of the Company immediately prior to the Merger, was converted on a one-for-one basis into one issued and outstanding, or treasury, share representing a limited liability company interest in JMP LLC (collectively, “LLC Shares”), having substantially similar rights and privileges as the Common Stock being converted. The Merger Agreement was adopted by the Company’s stockholders at a special meeting of the stockholders held on December 1, 2014.

The conversion of Common Stock in connection with the Merger occurred without an exchange of stock certificates. Accordingly, stock certificates previously representing shares of Common Stock represent the same number of LLC Shares after the Merger. Immediately after the consummation of the Merger, JMP LLC had the same number of authorized, outstanding and treasury shares as Company capital stock immediately prior to the Merger. The limited liability company interests of JMP LLC outstanding immediately prior to the Merger were cancelled.

On January 1, 2015, immediately prior to the consummation of the Merger, JMP LLC adopted an amended and restated limited liability company agreement (the “LLC Agreement”) that provides substantially similar terms, conditions and procedures as contained in the Fourth Amended and Restated Certificate of Incorporation of JMP Group Inc. (the “Charter”) and the Amended and Restated Bylaws of JMP Group Inc. (the “Bylaws”) that were in effect immediately prior to the consummation of the Merger. Immediately after the consummation of the Merger, each of JMP LLC’s directors and executive officers are the same as the directors and executive officers of the Company immediately prior to the consummation of the Merger.

Immediately prior to the consummation of the Merger, the board of directors of JMP LLC formed the same board committees with identical members and substantially similar governing charters as those of the Company immediately prior to the Merger. The board of directors also adopted governance policies that are substantially similar to the corresponding policies governing the Company immediately prior to the Merger.

As a result of the Merger, JMP LLC became the successor issuer to the Company with respect to the Company’s Common Stock pursuant to Rule 414 under the Securities Act of 1933, as amended (the “Securities Act”) and Rule 12g-3(a) of the Exchange Act.

In connection with the consummation of the Merger, the LLC Shares have been approved for listing on the New York Stock Exchange, and commenced trading on January 2, 2015 on an uninterrupted basis under the trading symbol “JMP” and with a CUSIP (46629U).

Pursuant to the Merger Agreement, JMP LLC assumed all options to purchase the Company’s Common Stock and all restricted stock units covering the Company’s Common Stock granted under the Company’s Amended and Restated JMP Group Inc. Equity Incentive Plan (the “Stock Plan”). In accordance with Rule 414 under the Securities Act, following the filing of this Form 8-K, JMP LLC will also file a post-effective amendment to the Company’s registration statement on Form S-8 (File Nos. 333-142956) (the “Form S-8 Registration Statement”) to adopt said Form S-8 Registration Statement pursuant to Rule 414. The Common Stock that was issuable under the Stock Plan was automatically converted on a one-share-for-one-share basis into LLC Shares, with the same terms and conditions as each equity award had prior to the Merger, except that the shares issuable under each such award are now LLC Shares.

The foregoing descriptions of the Merger Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 20, 2014, and which is incorporated by reference herein.

The foregoing description of the LLC Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Limited Liability Company Agreement which is filed as Exhibit 3.1 hereto and which is incorporated by reference herein.

Item 3.03. Material Modification to Rights of Security Holders.

The information that is required by this Item 3.03 is included in Item 2.01 and is incorporated herein by reference.

The information related to the Guarantees in respect of the 2023 Notes and 2021 Notes that is required by this Item 3.03 is included in Item 1.01 and is incorporated by reference into this Item 3.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information related to the LLC Agreement, which provides holders of LLC Shares substantially similar rights to those provided under the Charter and the Bylaws immediately prior to the consummation of the Merger, that is required by this Item 5.03 is included in Item 2.01 and is incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

(a) Financial statements of business acquired

The historical consolidated financial statements of the Company are substantially the same as those that were incorporated by reference into the Form S-4 that was declared effective on October 31, 2014. Accordingly, no additional historical consolidated financial statements of the Company are to be included herein.

(b) Pro forma financial information

The pro forma financial information of JMP LLC is substantially the same as the pro forma information that was included in the Form S-4 that was declared effective on October 31, 2014. Accordingly, no additional pro forma information of JMP LLC is included herein.

(d) Exhibits.

The following exhibits are filed as exhibits to this report:

Number	Description
2.1

Agreement and Plan of Merger, dated as of August 20, 2014, among JMP Group LLC, JMP Group Inc. and JMP Merger Corp. (filed as Exhibit 2.1 to JMP Group Inc.’s Current Report on Form 8-K on August 20, 2014 and incorporated herein by reference).

3.1	Amended and Restated Limited Liability Company Agreement, dated as of January 1, 2015.
4.2	Third Supplemental Indenture, dated as of October 15, 2014, among JMP Group Inc., JMP Group LLC, JMP Investment Holdings LLC and U.S. Bank National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 2, 2015

JMP Group LLC

	By:	/s/ Raymond S. Jackson
	Name:	Raymond S. Jackson
	Title:	Chief Financial Officer
(Principal Financial and Accounting Officer)